GOODWILL	12 Months Ended
Dec. 31, 2025
Intangible Assets [Abstract]
GOODWILL	GOODWILL
The following table presents the change in the balance of goodwill for the year ended December 31, 2025 and 2024:

(US$ MILLIONS)	2025	2024
Balance at beginning of year	$4,988	$5,702
Acquisitions through business combinations	—	24
Impairment	—	(661)
Foreign currency translation	37	(77)
Balance at end of year	$5,025	$4,988
The company evaluates goodwill for impairment on an annual basis, or more often if events or circumstances indicate there may be an impairment. To determine whether goodwill is impaired, the company compares the carrying amount of its cash-generating units to which goodwill has been allocated to their recoverable amounts, determined as the higher of the estimated fair value less costs of disposal or the value in use. For calculating the value in use at each cash generating unit, this involves estimating expected future cash flows based on forecasted revenues and margins, determining an appropriate discount rate and aggregating discounted expected cash flows to arrive at value in use. The most significant assumptions used in this determination are revenue growth rates, discount rates, and perpetuity growth rates which individually range from 4.1% to 16.6%, 11.4% to 13.8%, and 1.8% to 3.5%, respectively (2024: 5.2% to 14.4%, 11.0% to 12.5%, and 2.3% to 3.5%, respectively). These assumptions and inputs are forecasted over a period of 5 years and are based on market information and internal management budgets, reflective of historical experience and macroeconomic expectations. The most significant assumption used in the estimation of fair value less costs of disposal is the terminal value multiple of 10.7x.
During the year ended December 31, 2025, the company did not record a goodwill impairment loss (2024: $661 million at the company’s healthcare services).
As at December 31, 2025, the recoverable amounts of the company’s remaining cash-generating units with material goodwill balances which comprise its dealer software and technology services operation and construction operation, were greater than their carrying values with significant headroom.
Goodwill, net of accumulated impairment losses, is allocated to the following cash-generating units as at December 31, 2025 and 2024:

(US$ MILLIONS)	2025	2024
Dealer software and technology services operation	$4,448	$4,448
Construction operation	577	540
Total	$5,025	$4,988